Exhibit 10.16

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS A PRIVATE OR CONFIDENTIAL.

AMENDMENT NO.1 TO SUPPLY AGREEMENT

This Amendment No.1 to the Supply Agreement (“Amendment No.1”), effective as of September 13, 2024 (“Effective Date”), is made and entered into by and between Kyowa Kirin, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 510 Carnegie Center, Princeton, NJ 08540 (“Kyowa Kirin”) and Ultragenyx Pharmaceutical Inc., a company organized and existing under the laws of Delaware, having its principal place of business at 60 Leveroni Court, Novato, CA 94949 (“UGNX”). UGNX and Kyowa Kirin may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, UGNX and Kyowa Kirin entered into that certain Supply Agreement made as of October 27, 2020 (“Agreement”).

WHEREAS, the Parties wish to hereby amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.
Section 1.1 in the Agreement is hereby amended to include the following definition:

“Warehouse A Product handling and/or storage location directly managed by Kyowa Kirin or indirectly managed through Kyowa Kirin’s approved supplier network, whereby Kyowa Kirin’s approved supplier having previously satisfied the requirements of Kyowa Kirin’s supplier audit criteria and supported by an appropriate quality technical agreement;”

2.
Section 6.1 in the Agreement is hereby deleted in its entirety and replaced with the following:

“6.1 During the Term of this Agreement, Kyowa Kirin shall supply Product as naked, unlabelled product. Product will be supplied to UGNX from the bulk drug Product supply maintained or made available at Kyowa Kirin’s Warehouse (as defined herein) or Kyowa Kirin’s approved third-party packaging facility(ies) as outlined in Section 7.2. Kyowa Kirin agrees to maintain an inventory of sufficient Product as mutually agreed through the joint sales and operations planning process.”

3.
Section 7.2 in the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2 Product will be shipped by Kyowa Kirin [***] to a regional packaging facility located in [***] or to a Kyowa Kirin qualified Warehouse in the United States, or to the Kyowa Kirin regional packaging facility located in [***], or to any other such Kyowa Kirin packaging facility as approved in advance by UGNX. Kyowa Kirin will coordinate the shipment of the Product into the United States and the Product receipt at Kyowa Kirin’s qualified Warehouse or packaging facility. Products shall be made available to UGNX from Kyowa Kirin approved inventory, having already been transported from the point of manufacture using Kyowa Kirin qualified shipping lanes.”

4.
Section 7.3 in the Agreement is hereby deleted in its entirety and replaced with the following:

“7.3 All Product supplied by Kyowa Kirin that is (i) shipped from the regional packaging facility located at [***] shall be examined and checked upon transfer or delivery to UGNX (or its designee at the regional packaging site) and (ii) shipped from a qualified Kyowa Kirin Warehouse, shall be examined and checked upon transfer or delivery to UGNX’s packaging facility at [***] in order to ascertain that the Product complies with the lot release information, quantity, and Inventory Acceptance Requirements.”

5.
Section 8.1 in the Agreement is hereby deleted in its entirety and replaced with the following:

“8.1 Title and risk of loss to Products shall pass to UGNX upon transfer or delivery to UGNX or its designee at: (i) the regional packaging facility located in [***] for the Products shipped to such facility, or (ii) at Kyowa Kirin’s Warehouse for the Products shipped to Kyowa Kirin’s Warehouse for further shipment by UGNX to UGNX packaging facility at [***] .”

6.
Except as expressly provided in this Amendment No.1, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein. Capitalized terms used in this Amendment No.1 that are not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

7.
This Amendment No. 1 shall inure to the benefit of, and be binding upon, the Parties hereto and their respective heirs, successors, trustees, transferees and assigns.

8.
This Amendment No.1 may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute together the same instrument. The Parties to this Amendment No.1 agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties agree they will have no rights to challenge the use or authenticity of this document based solely on the absence of an original signature.

[Signature page follow on next page]

IN WITNESS WHEREOF, the Parties have duly authorized persons executed this Amendment No.1 as of the Effective Date.

ULTRAGENYX PHARMACEUTICAL INC.	KYOWA KIRIN, INC.
By: /s/ Siegfried Hackl	By: /s/ Paul Jesta
Siegfried Hackl Printed Name	Paul Jesta Printed Name
SVP Product Supply Title	EVP - Operations Title
13-Sep-2024 Date	19-Sep-2024 Date